EXHIBIT 32.1


                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Steven R. Fox, Chief Executive Officer of Stalar 1, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period September 30, 2008 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    December 26, 2008            /s/ Steven R. Fox
         --------------------         --------------------------------------
                                      Steven R. Fox, Chief Executive Officer


* A signed original of this written statement required by Section 906 has been provided to Stalar 1, Inc. and will be retained by Stalar 1, Inc. and furnished to the Securities Exchange Commission or its staff upon request.